UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 31, 2020

CLEANSPARK, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53498	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 S. 1800 West, Suite 3

Woods Cross, Utah 84087

(Address of Principal Executive Offices)

(702) 941-8047

(Registrant’s Telephone Number, Including Area Code)

70 North Main Street, Ste. 105

Bountiful, Utah 84010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 31, 2020, CleanSpark, Inc., a Nevada corporation (the “Company”), entered into a Stock Purchase Agreement (the “Agreement”) with p2klabs, Inc., a Nevada corporation (“p2k”), and its sole stockholder, Amer Tadayon (“Seller”), whereby the Company purchased all of the issued and outstanding shares of p2k from the Seller (the “Transaction”) in exchange for an aggregate purchase price of cash and stock of $1,600,000 (the “Purchase Price”). The Transaction closed simultaneously with execution on January 31, 2020.

As a result of the Transaction, p2k, a design and innovation consulting firm that specializes in applying design, technology, and business process methodologies to create intuitive digital experiences and journeys that help transform and grow businesses, is now a wholly-owned subsidiary of the Company.

Pursuant to the terms of the Agreement, the Purchase Price was as follows:

a)                $1,039,500.00 in cash was paid to the Seller;

b)                31,183 restricted shares of the Company’s common stock, valued at $145,000, were issued to the Seller (the “Shares”). The Shares are subject to certain lock-up and leak-out provisions whereby the Seller may sell an amount of Shares equal to ten percent (10%) of the daily dollar trading volume of the Company’s common stock on its principal market for the prior 30 days (the “Leak-Out Terms”);

c)                $115,500 in cash was paid to an independent third-party escrow where such cash is subject to offset for adjustments to the Purchase Price and indemnification purposes; and

d)                64,516 restricted shares of the Company’s common stock, valued at $300,000, were issued to an independent third-party escrow (the “Holdback Shares”). The Holdback Shares will be released to Seller once p2k achieves certain revenue milestones for the future performance of p2k. The Holdback Shares will also be subject to the Leak-Out Terms once they are released from escrow 12 months from closing.

The Shares and Holdback Shares were issued at a fair market value of $4.65 which was the closing price on January 31, 2020.

The Agreement contains standard representations, warranties, covenants, indemnification and other terms customary in similar transactions.

In connection with the Transaction, the Company also entered into employment relationships with p2k’s employees and plans to issue future equity compensation to said employees, subject to approval of the Company’s board of directors.

The foregoing description of the Agreement, the Escrow Agreement, and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, copies of which are attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively, and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the shares of the Company’s common stock upon consummation of the Transaction is exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions from the registration requirements of the Act in transactions not involved in a public offering pursuant to Section 4(a)(2) and/or Regulation D of the Act.

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2020, and in connection with the Transaction, the Company appointed Amer Tadayon as the Company’s Chief Revenue Officer.

Mr. Tadayon, 49, has over 25 years of experience in the software and services industry. Most recently, he was the founder and CEO of p2klabs, a design and innovation consulting firm. Mr. Tadayon has held leadership positions at Fortune 500 companies including IBM, Cognizant, and frog design. He holds a B.S. in Information Systems from the University of San Francisco.

Mr. Tadayon’s employment agreement (the “Employment Agreement”) has a three-year term and provides for an annual base salary of $250,000. Mr. Tadayon is also entitled to receive a commission-based bonus on an annual basis which includes a non-recoverable draw at the annual rate of not less than Fifty Thousand Dollars (USD $50,000). Commission payments will not be made until such commissions exceed the draw, measured on an annual basis. Mr. Tadayon will also be granted a total of 90,000 stock options over three years (30,000 per each year of the term of the employment agreement) (the “Options”) to purchase the Company’s common stock. Such Options shall vest ratably (1/12) over a 12 month period commencing on the date of grant of such Options. The exercise price for such Options shall be equal to the closing price of the Company’s common stock on the date of grant (i.e. the first and second anniversaries of the closing). Furthermore, the Options are subject to the Leak-Out Terms.

There is no arrangement or understanding between Mr. Tadayon and any other person pursuant to which Mr. Tadayon was appointed as an executive officer. There are no family relationships between Mr. Tadayon and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. Mr. Tadayon is not a participant in, nor is Mr. Tadayon to be a participant in, any related-person transaction or proposed related-person transaction required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The foregoing description of the terms of the Employment Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 6, 2020, the Company issued a press release announcing the Agreement and the transactions contemplated thereby. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished with this Current Report on Form 8-K (“Current Report”).

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

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Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, including statements regarding the Agreement, the Transaction, issuing Options, business strategy, and plans are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, operating results, business strategy, short-term and long-term business operations and objectives. These forward- looking statements speak only as of the date of this Current Report and are subject to a number of risks, uncertainties and assumptions. The events and circumstances reflected in such forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 8.01	Other Events.

On February 1, 2020, the Company moved its principal business office to 1185 S. 1800 West, Suite 3, Woods Cross, Utah 84087. The Company also changed its telephone number to 702-941-8047.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by the Company by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

As permitted by Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by the Company by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of January 31, 2020
10.1	Escrow Agreement, dated as of January 31, 2020
10.2	Employment Agreement, dated as of January 31, 2020
99.1	Press Release, dated as of February 6, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Dated: February 6, 2020	By:	/s/ Zachary K. Bradford
Zachary K. Bradford
Chief Executive Officer and President

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